UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 1, 2010

Ener1, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-34050	59-2479377
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1540 Broadway, Suite 25C, New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	212 920-3500

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 1, 2010, Ener1, Inc. (“Ener1”) entered into a Securities Purchase Agreement (“SPA”) with Ener1 Group, Inc. (“Ener1 Group”), whereby Ener1 Group purchased 1,083,714 unregistered shares of Ener1’s common stock, a warrant exercisable into 174,062 shares of common stock at an exercise price of $3.78 per share (“Class E Warrant”) and a warrant exercisable into 290,102 shares of common stock at an exercise price of $4.79 per share (“Class F Warrant”) (the Class E Warrant and the Class F Warrant are collectively referred to as the “Warrants”).  Pursuant to a letter agreement, the Warrants are not exercisable or transferable by Ener1 Group unless and until Ener1 has obtained the approval of the holders of a majority of the outstanding shares of its common stock for the issuance of the Warrants and the issuance of the shares of common stock upon the exercise thereof.  The Warrants expire on the five year anniversary of the first date on which they can be exercised. The Warrants have customary anti-dilution adjustments.  The aggregate purchase price for the shares and Warrants was $4,104,783, and net proceeds to Ener1 after fees and expenses were $3,954,783.

On October 1, 2010, Ener1 made a $5,000,000 bridge loan to Think Holdings, AS ("Think").  This bridge loan is evidenced by a promissory note (the "Note") bearing interest at a rate of five percent per annum.  The Note has a maturity date of November 15, 2010.  Ener1 currently has a 31% equity stake in Think.

The above descriptions of the SPA, Warrants and Note are qualified in their entirety by the full text of the SPA, Warrants and Note, which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, and which are hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 Securities Purchase Agreement between Ener1, Inc. and Ener1 Group, Inc., dated October 1, 2010.

Exhibit 10.2 Class E Warrant to Purchase Common Stock of Ener1, Inc., dated October 1, 2010.

Exhibit 10.3 Class F Warrant to Purchase Common Stock of Ener1, Inc., dated October 1, 2010.

Exhibit 10.4 Think Promissory Note, dated October 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ener1, Inc.

October 7, 2010	By:	/s/ Charles Gassenheimer
Name: Charles Gassenheimer
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description
10.1	Securities Purchase Agreement between Ener1, Inc. and Ener1 Group, Inc., dated October 1, 2010.

10.2	Class E Warrant to Purchase Common Stock of Ener1, Inc., dated October 1, 2010.

10.3	Class F Warrant to Purchase Common Stock of Ener1, Inc., dated October 1, 2010.

10.4	Think Promissory Note, dated October 1, 2010.